PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders of Federated U.S. Government Securities Fund: 1-3 Years. The report covers the six-month reporting period ended August 31, 1997, and includes an investment review by the fund's portfolio manager, a complete list of portfolio investments, and the financial statements.

This mutual fund is designed to pursue current income with limited principal risk through a portfolio of shorter-maturity government securities. At the end of the reporting period, the portfolio was invested in U.S. Treasury notes.

During the reporting period, the fund's Institutional Shares paid income totaling $0.28 per share and Institutional Service Shares paid income totaling $0.27 per share. The fund's share price of each share class increased by $0.04. Total return for the reporting period was 3.15% for Institutional Shares and 3.02% for Institutional Service Shares.* Total net assets reached $663.8 million on August 31, 1997.

Thank you for participating in the income opportunities of short-term government securities through Federated U.S. Government Securities Fund: 1-3 Years. We welcome your comments and questions.

Sincerely,
[Graphic]

Glen R. Johnson
President
October 15, 1997

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW

Federated U.S. Government Securities Fund: 1-3 Years represents a fully-invested participation in those obligations of the U.S. Treasury and certain government agencies which have a maximum maturity of 3 1/2 years and an average maturity of 1 1/2 to 2 years. Since the fund's February 28, 1997 fiscal year end, the fund has remained fully invested in U.S. Treasury securities. Standard & Poor's has maintained the fund's "AAAf" credit rating.*

During the first half of the fund's semi-annual reporting period, fixed income performance reflected stronger economic growth combined with subdued inflation. After remaining on hold for over a year and citing persisting strength in demand as increasing the risk of inflationary imbalances, the Federal Reserve Board (the "Fed") increased the federal funds target rate from 5.25% to 5.50% near the end of March 1997. This was the first tightening of monetary policy in over two years. The 2-year Treasury note yield increased from 6.09% at the end of February 1997 to 6.54% near the end of April 1997 as the short to intermediate portion of the yield curve transitioned from pricing in a status quo to a more restrictive Fed monetary policy.

U.S. Treasury yields declined during the second half of the fund's reporting period, more than offsetting the preceding interest rate rise. Although the economy continued to grow at an above-trend rate, economic growth slowed from the 4.9% rate during the first quarter of 1997, to 3.3% in the second quarter of 1997, due to a decline in consumer demand. Consumer prices increased at only a 1.6% annual rate through August 1997, year to date. Slower economic growth combined with continued benign inflation allowed the Fed's monetary policy to remain status quo, and as market expectations shifted from a tighter monetary policy back to one on hold, the 2-year Treasury note yield declined to 5.96% at the end of August 1997. Recently, the front end of the yield curve has traded within a narrow range given that Fed monetary policy should remain on hold in the near term. The fund's average maturity/duration has been managed within its neutral range and was 1.7/1.6 years at the end of August 1997.

The fund's net total return for the six months ended August 31, 1997, was 3.15% and 3.02%** for Institutional Shares and Institutional Service Shares, respectively, compared to 3.12% for the Merrill Lynch 1-Year Treasury Index and 3.40% for the Merrill Lynch 2-Year Treasury Index.+

 * "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 + The Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking
   1-year U.S. government securities. The Merrill Lynch 2-Year Treasury Index is an unmanaged index tracking 2-year U.S. government securities. Both indices are produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

PORTFOLIO OF INVESTMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

AUGUST 31, 1997 (UNAUDITED)


      PRINCIPAL
       AMOUNT                                                                            VALUE

 SHORT-INTERMEDIATE TERM OBLIGATIONS--98.5%
 U.S. TREASURY NOTES--98.5%
 $          5,000,000           6.125%, 3/31/1998                                     $    5,016,950
            5,000,000           7.875%, 4/15/1998                                          5,069,000
           33,000,000           6.250%, 7/31/1998                                         33,161,700
           35,000,000           6.125%, 8/31/1998                                         35,133,000
           67,260,000           6.000%, 9/30/1998                                         67,428,150
           20,000,000           4.750%, 10/31/1998                                        19,760,600
           50,000,000           5.500%, 11/15/1998                                        49,805,000
           30,000,000           5.625%, 11/30/1998                                        29,928,600
           15,000,000           5.750%, 12/31/1998                                        14,984,700
           20,000,000           5.000%, 2/15/1999                                         19,760,200
           43,000,000           6.250%, 3/31/1999                                         43,226,180
           38,270,000           6.375%, 4/30/1999                                         38,542,865
           25,000,000           6.250%, 5/31/1999                                         25,128,750
           20,000,000           6.750%, 5/31/1999                                         20,266,400
           20,000,000           6.875%, 7/31/1999                                         20,326,600
           15,000,000           6.000%, 8/15/1999                                         15,009,450
           15,000,000           7.125%, 9/30/1999                                         15,335,700
           25,000,000           7.500%, 10/31/1999                                        25,752,250
           90,000,000           5.875%, 11/15/1999                                        89,766,900
           15,000,000           7.750%, 11/30/1999                                        15,539,250
           25,000,000           5.875%, 2/15/2000                                         24,909,000
           15,000,000           6.375%, 5/15/2000                                         15,114,750
           25,000,000           6.000%, 8/15/2000                                         24,952,750
              Total Short-Intermediate Term Obligations(identified cost $652,695,042)    653,918,745
 (A)REPURCHASE AGREEMENT--0.2%
            1,575,000           BT Securities Corp., 5.580%, dated 8/29/1997,
                                due 9/2/1997 (at amortized cost)                           1,575,000

              Total Investments (identified cost $654,270,042)(b)                      $ 655,493,745

(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $654,270,042. The net unrealized appreciation of investments on a federal tax basis amounts to $1,223,703 which is comprised of $1,909,697 appreciation and $685,994 depreciation at August 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($663,792,416) at August 31, 1997.

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

AUGUST 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value
  (identified and tax cost $654,270,042)                                             $  655,493,745
Income receivable                                                                        11,204,835
 Receivable for shares sold                                                                 428,630
   Total assets                                                                         667,127,210
 LIABILITIES:
 Payable for shares redeemed                                         $    16,572
 Income distribution payable                                           2,986,932
 Payable to Bank                                                         227,273
 Accrued expenses                                                        104,017
   Total liabilities                                                                      3,334,794
 NET ASSETS for 64,100,965 shares outstanding                                        $  663,792,416
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $  744,108,950
 Net unrealized appreciation of investments                                               1,223,703
 Accumulated net realized loss on investments                                          (81,540,237)
   Total Net Assets                                                                  $  663,792,416
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $634,477,908 / 61,270,075 shares outstanding                                                $10.36
 INSTITUTIONAL SERVICE SHARES:
 $29,314,508 / 2,830,890 shares outstanding                                                   $10.36

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

INVESTMENT INCOME:
 Interest                                                                                              $ 21,448,964
EXPENSES:
 Investment advisory fee                                                             $ 1,446,499
 Administrative personnel and services fee                                               273,027
 Custodian fees                                                                           16,893
 Transfer and dividend disbursing agent fees and expenses                                109,738
 Directors'/Trustees' fees                                                                11,011
 Auditing fees                                                                             8,709
 Legal fees                                                                                4,875
 Portfolio accounting fees                                                                60,326
 Distribution services fee--Institutional Service Shares                                  36,484
 Shareholder services fee--Institutional Shares                                          867,578
 Shareholder services fee--Institutional Service Shares                                   36,484
 Share registration costs                                                                 20,078
 Printing and postage                                                                     10,024
 Insurance premiums                                                                        5,269
 Taxes                                                                                        57
 Miscellaneous                                                                             5,810
    Total expenses                                                                     2,912,862
Waivers --
 Waiver of investment advisory fee $ (4,028) Waiver of distribution services fee--Institutional Service Shares (35,024) Waiver of shareholder services fee--Institutional Shares (867,578) Waiver of shareholder services fee--Institutional Service Shares (1,459)
    Total waivers                                                                       (908,089)
     Net expenses                                                                                         2,004,773
       Net investment income                                                                             19,444,191
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                            326,448
Net change in unrealized appreciation of investments                                                      1,982,630
 Net realized and unrealized gain on investments                                                          2,309,078
    Change in net assets resulting from operations                                                     $ 21,753,269

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

                                   SIX MONTHS
                                                               ENDED                       YEAR ENDED
                                                            (UNAUDITED)                    FEBRUARY 28,
                                                          AUGUST 31, 1997                      1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                     $ 19,444,191                    $ 38,315,986
 Net realized gain (loss) on investments ($326,448 and
   $2,407,185 net gains, respectively, as computed for
   federal tax purposes)                                        326,448                       2,407,185
 Net change in unrealized appreciation/depreciation           1,982,630                      (6,065,113)
   Change in net assets resulting from operations            21,753,269                      34,658,058
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                     (18,698,165)                    (36,995,327)
   Institutional Service Shares                                (746,026)                     (1,320,659)
     Change in net assets resulting from distributions
       to shareholders                                      (19,444,191)                    (38,315,986)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                               155,483,190                     322,523,461
 Net asset value of shares issued to shareholders in
 payment of distributions declared                            8,102,615                      17,987,684
 Cost of shares redeemed                                   (232,781,860)                   (330,297,708)
   Change in net assets resulting from share
     transactions                                           (69,196,055)                     10,213,437
     Change in net assets                                   (66,886,977)                      6,555,509
 NET ASSETS:
 Beginning of period                                        730,679,393                     724,123,884
 End of period                                        $     663,792,416                   $ 730,679,393

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                 ENDED
                                                AUGUST 31,                    YEAR ENDED FEBRUARY 28, OR 29,
                                                  1997            1997     1996      1995      1994          1993
NET ASSET VALUE, BEGINNING OF PERIOD             $10.32          $10.38    $10.25   $10.46    $10.53        $10.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.28            0.54      0.61     0.52      0.37          0.48
  Net realized and unrealized gain (loss)
   on investments                                  0.04           (0.06)     0.13    (0.21)    (0.07)         0.19
  Total from investment operations                 0.32            0.48      0.74     0.31      0.30          0.67
LESS DISTRIBUTIONS
  Distributions from net investment income        (0.28)          (0.54)    (0.61)   (0.52)    (0.37)        (0.48)
NET ASSET VALUE, END OF PERIOD                   $10.36          $10.32    $10.38   $10.25    $10.46        $10.53
TOTAL RETURN(A)                                    3.15%           4.78%     7.41%    3.14%     2.93%         6.64%
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.54%*          0.54%     0.54%    0.54%     0.51%         0.49%
  Net investment income                            5.39%*          5.26%     5.91%    5.06%     3.56%         4.63%
  Expense waiver/reimbursement(b)                  0.25%*          0.27%     0.26%    0.02%        --          --
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)       $634,478        $701,498  $697,692 $687,037  $858,556    $1,034,374
 Portfolio turnover                                  55%            145%      142%     265%      150%          132%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                   ENDED
                                                 AUGUST 31,      YEAR ENDED FEBRUARY 28, OR 29,
                                                    1997      1997    1996     1995       1994     1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.32     $10.38   $10.25   $10.46    $10.53   $10.37
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                            0.27       0.52     0.59     0.50      0.35     0.34
   Net realized and unrealized gain (loss) on
     investments                                    0.04      (0.06)    0.13    (0.21     (0.07)    0.16
   Total from investment operations                 0.31       0.46     0.72     0.29      0.28     0.50
 LESS DISTRIBUTIONS
   Distributions from net investment income        (0.27)     (0.52)   (0.59)   (0.50)    (0.35)   (0.34)
 NET ASSET VALUE, END OF PERIOD                   $10.36     $10.32   $10.38   $10.25    $10.46   $10.53
 TOTAL RETURN(B)                                    3.02%      4.52%    7.14%    2.88%     2.68%    4.28%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                         0.79%*     0.79%    0.79%    0.79%     0.76%    0.74%*
   Net investment income                            5.14%*     5.01%    5.68%    4.76%     3.33%    4.14%*
   Expense waiver/reimbursement(c)                  0.25%*     0.27%    0.26%    0.25%      --       --
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)       $29,315    $29,181  $26,432  $29,208   $39,905  $72,722
   Portfolio turnover                                 55%       145%     142%     265%      150%     132%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 29, 1992 (date of initial public investment) to February 28, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

AUGUST 31, 1997 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 1-3 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1997, the Trust, for federal tax purposes, had a capital loss carryforward of $81,866,685, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR    EXPIRATION AMOUNT
      1998             $65,200,181
      2003              16,666,504

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                  AUGUST 31, 1997            FEBRUARY 28, 1997
 INSTITUTIONAL SHARES                           SHARES      AMOUNT         SHARES           AMOUNT
 Shares sold                                 13,956,198   $ 143,902,476    29,434,341    $ 303,822,056
 Shares issued to shareholders in
   payment of distributions declared            731,564       7,552,187     1,630,031       16,817,409
 Shares redeemed                            (21,365,099)   (220,696,046)  (30,345,659)    (313,337,852)
   Net change resulting from
    Institutional Share transactions         (6,677,337)  $ (69,241,383)      718,713    $   7,301,613

                                                       SIX MONTHS ENDED                 YEAR ENDED
                                                       AUGUST 31, 1997              FEBRUARY 28, 1997
 INSTITUTIONAL SERVICE SHARES                       SHARES        AMOUNT          SHARES         AMOUNT
 Shares sold                                        1,122,880     $ 11,580,714     1,810,402     $ 18,701,405
 Shares issued to shareholders in
  payment of distributions declared                    53,324          550,428       113,428        1,170,275
 Shares redeemed                                   (1,171,825)     (12,085,814)   (1,644,276)     (16,959,856)
    Net change resulting from
     Institutional Service Share transactions           4,379          $45,328       279,554      $ 2,911,824
      Net change resulting from share transactions (6,672,958)   $ (69,196,055)      998,267     $ 10,213,437


INVESTMENT ADVISORY FEE AND
OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended August 31, 1997, Institutional Shares fully waived its shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:

 PURCHASES                                              $386,734,435
 SALES                                                  $453,449,217

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

AUGUST 31, 1997

Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 31428M100
Cusip 31428M209
G01436-01 (10/97)

[Graphic]